U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 29, 2005


                                 PETROGEN CORP.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


        00-25579                                         87-0571853
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                             3200 Southwest Freeway
                                   Suite 3300
                              Houston, Texas 77027
                    ________________________________________
                    (Address of Principal Executive Offices)


                                  713.402.6115
                           ___________________________
                           (Issuer's telephone number)


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ITEM 8.01 OTHER EVENTS

Amendment to Insider Trading Policy

         On August 26, 2005, the board of directors of Petrogen Corp., a Nevada corporation (the "Company"), pursuant to written unanimous consent, approved an amendment to the insider trading policy (the "Insider Trading Policy"). The establishment of the Insider Trading Policy allows the Company to assist its officers and directors to ensure compliance with federal securities laws which prohibit trading in the securities of a company of the basis of "inside" information. Pursuant to the terms and provisions of the amended Insider Trading Policy, there are four blackout periods during which the Company's directors and officers are prohibited from trading in the Company's securities, which blackout periods begin on March 31st, June 30th, September 30th and December 31st of each fiscal year and end when two full trading days have passed on the NASDAQ Over-the-County Bulletin Board Stock Market after the Company announces its results for the preceding fiscal period.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

              Not applicable.

(b) Pro Forma Financial Information.

              Not applicable.

(c) Exhibits.

99.1     Amended Insider Trading Policy 2005


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                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 PETROGEN CORP.


Date:  August 26, 2005           By: /s/ SACHA SPINDLER
                                     _______________________________________
                                     Sacha Spindler, Chief Executive Officer